Exhibit 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edward R. DeStefano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of New Century Energy Corp. on Form 10-KSB/A for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition And results of operations of New Century Energy Corp.


Dated: September 8, 2006


                               By:  /s/ Edward R. DeStefano
                               ----------------------------
                               Edward R. DeStefano
                               Chief Executive Officer,
                               Chief Financial Officer, and
                               Principal Accounting Officer

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